SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only

☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
INTEL CORPORATION
(Name of the Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 19: Annual Stockholders’ Meeting
Get ready for proxy vote
April 5, 2011
Employee Communications
This week Intel published its 2010 Annual Report and 2011 Proxy Statement in preparation for the company’s Annual Stockholders’ Meeting. This year’s meeting will be held May 19 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, Santa Clara, Calif.
Attendance via webcast encouraged
You will be able to attend the meeting via webcast at www.intc.com. Limited seating will be available in SC-12 to accommodate non-employee stockholders who don’t have access to the webcast.
Summary of proxy proposals
All Intel stockholders, including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy prior to the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:
1.	Elect the 10 nominees to the Board of Directors.

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the current year.

3.	Amendment and extension of the 2006 Equity Incentive Plan.

4.	Amendment and extension of the 2006 Stock Purchase Plan.

5.	Advisory vote on executive compensation.

6.	Advisory vote on the frequency of holding future advisory votes on executive compensation.
The company is recommending a vote FOR all the nominees listed and FOR proposals two — five. The company is not making a recommendation on proposal six. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Your shares will not be voted on this matter unless you specifically indicate your preference among the choices. Please refer to the proxy materials for more detailed explanation of these proposals.
How you will learn about the voting process
Starting on April 5, each stockholder will receive voting information along with the 2011 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement and voting information will be delivered either via email or by U.S. mail, according to your instructions. The information will explain the steps required to submit votes and the voting deadlines. Stockholders may receive multiple sets of voting information if they hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information they receive.
Related link:
     Intel Investor Relations
PURPOSE OF THE ANNUAL STOCKHOLDERS’ MEETING AND PROXY STATEMENT
Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.

Intel has approximately three million stockholders. Only a few hundred actually attend the meeting in person. Most stockholders vote on the proposals beforehand through the proxy statement. For each share of stock owned, stockholders get:

•	One vote for each of the directors being elected. There are ten directors nominated in 2011, so you get ten votes, one for each director nominee; and

•	One vote on each of the other proposals on the agenda.
Questions?
If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or call Intel Investor Relations at (iNet) 8-765-1480 or 408-765-1480.

April 5, 2011
Vote now on Intel’s Annual Stockholders’ Meeting proposals
Critical voting deadlines: May 16 and May 18
You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.
2011 Annual Stockholders’ Meeting Notice
Intel’s 2011 Annual Stockholders’ Meeting will be held Thursday, May 19 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, in Santa Clara, Calif. We encourage Intel employees to participate through the live webcast at www.intc.com due to the limited seating available and the need to reserve seats for non-employee stockholders. The meeting agenda includes the annual election of directors, ratification of the selection of the independent registered public accounting firm, amendment and extension of the 2006 Equity Incentive Plan, amendment and extension of the 2006 Stock Purchase Plan, advisory vote on executive compensation and advisory vote on the frequency of holding future advisory votes on executive compensation.
This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:
•	Intel stock account at UBS

•	401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity Investments (U.S. only)

•	Direct Stock Purchase and Dividend Reinvestment Plan accounts

•	Name with Computershare (i.e., stock certificates that you hold)
Voting Recommendations
Intel’s Board of Directors recommends that you vote as follows:
✓	FOR: Election of the director nominees

✓	FOR: Ratification of the selection of the independent registered public accounting firm

✓	FOR: Amendment and extension of the 2006 Equity Incentive Plan

✓	FOR: Amendment and extension of the 2006 Stock Purchase Plan

✓	FOR: Advisory vote on executive compensation

NO RECOMMENDATION: Advisory vote on the frequency of holding future advisory votes on executive compensation
Please refer to the 2011 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Voting instructions
Visit Proxy Login to vote and follow the instructions. To vote, you will need your 12 Digit Control Number noted below:
        Control Number:   012345678901
Critical voting deadlines
•	If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern) on May 16, 2011 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential — only total results will be reported at the Annual Stockholders’ Meeting or to Intel.

•	The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 18, 2011. If you hold shares in your Intel stock account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.
For more information
•	View the Annual Stockholders’ Meeting via live Webcast and submit questions by following the instructions on the site. The Webcast can also be replayed until June 30, 2011.

•	View Intel’s 2010 Annual Report.

Questions?
If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or call Intel Investor Relations at (iNet) 8-765-1480 or 408-765-1480.

Intel Corporation
2011 Annual Stockholders’ Meeting
May 19, 2011 at 8:30 a.m. Pacific Time
Building SC-12
3600 Juliette Lane
Santa Clara, CA 95054
Proxy Login Details:
Control Number: 012345678901
We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2011 Annual Stockholders’ Meeting.
To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.
To cast your vote, please visit www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter your 12 Digit Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 18, 2011.
Intel will also be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.intc.com and be sure to have your 12 Digit Control Number to enter the meeting.
In conjunction with our meeting, we are also hosting a Stockholder Forum located through www.proxyvote.com or www.intc.com. This forum allows validated stockholders to submit questions ahead of the annual meeting, respond to our stockholder survey, and respond to questions posed by Intel management.
Thank you for viewing the 2011 Intel Corporation annual meeting materials and for submitting your very important vote.